SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURTIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): May 4, 1999 (May 3, 1999)

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   1-2516                  43-0420020
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    (State or Other Jurisdiction (Commission File Number)  (IRS Employer
          of Incorporation)                                  Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 5. OTHER EVENTS

On May 3, 1999, Monsanto Company (the "Company") issued a press release announcing certain performance targets discussed in a meeting with financial analysts and investors. A copy of the press release issued by the Company is filed as an exhibit hereto and is incorporated by reference herein.

Additional information discussed at the meeting will be available on the Company's web site at http://www.monsanto.com.

EBIT (earnings before interest expense and income taxes) and EBITDA (earnings before interest expense, income taxes, depreciation and amortization, and excluding unusual charges) are used as financial performance measures in the attached press release and in the materials on the Company's web site. For Monsanto's business segments, EBIT also excludes the effects of unusual charges.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.  The following exhibit is filed as part of this report:

         99.1        Press release dated May 3, 1999, issued by Monsanto Company





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 1999

                                MONSANTO COMPANY



                                By: /s/ Gary L. Crittenden
                                    -----------------------------------
                                Name:  Gary L. Crittenden
                                       Senior Vice President, Chief
                                       Financial Officer
                                       (Principal Financial Officer)



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                                  EXHIBIT INDEX


Exhibit
Number            Description

99.1              Press release, dated May 3, 1999, issued by Monsanto Company